Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 26 to Registration Statement No. 33-14517 of BlackRock Equity Dividend Fund (the “Fund”) on Form N-1A of our report dated September 20, 2007 appearing in the corresponding Annual Report on Form N-CSR of the Fund for the year ended July 31, 2007, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information, which are parts of such Registration Statement.

/s/ Deloitte & Touche LLP
Princeton, New Jersey
November 28, 2007